EXHIBIT 10.171

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED

FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD

LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY

DISCLOSED

AMENDMENT No. 7 TO

PURCHASE AGREEMENT COM0188-10

This Amendment No. 7 to the Purchase Agreement COM0188-10, dated as of June 15, 2011 (“Amendment No. 7”) relates to the Purchase Agreement COM0188-10 (the “Purchase Agreement”) between Embraer S. A. (f/k/a Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and Air Lease Corporation (“Buyer”) dated dated October 5, 2010 (the “Agreement”). This Amendment No. 7 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 7 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.

Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 7 which are not defined herein shall have the meaning given in the Purchase Agreement.  In the event of any conflict between this Amendment No. 7 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 7 shall control.

WHEREAS, [*];

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	DELIVERY

Article 5 of the Purchase Agreement and its delivery schedule table is hereby deleted and replaced by the following:

“Subject to payment in accordance with Article 5 and the provisions of Articles 7 and 9, Embraer shall offer the Aircraft to Buyer for inspection, acceptance and subsequent delivery in FAF condition, at Embraer premises in São José dos Campos, State of São Paulo, Brazil, on a date within the month indicated in the schedule below:

A/C	Contractual Delivery Date	A/C Model	[*]	A/C	Contractual Delivery Date	A/C Model	[*]
01	[*] 11	[*]	[*]	16	[*]	[*]	[*]
02	[*]	[*]	[*]	17	[*]	[*]	[*]

COM0155-11 Amendment No. 7 to Purchase Agreement COM0188-10	Page 1 of 3

03	[*]	[*]	[*]	18	[*]	[*]	[*]
04	[*]	[*]	[*]	19	[*]	[*]	[*]
05	[*]	[*]	[*]	20	[*]	[*]	[*]
06	[*]	[*]	[*]	21	[*]	[*]	[*]
07	[*]	[*]	[*]	22	[*]	[*]	[*]
08	[*]	[*]	[*]	23	[*]	[*]	[*]
09	[*]	[*]	[*]	24	[*]	[*]	[*]
10	[*]	[*]	[*]	25	[*]	[*]	[*]
11	[*]	[*]	[*]	26	[*]	[*]	[*]
12	[*]	[*]	[*]	27	[*]	[*]	[*]
13	[*]	[*]	[*]	28	[*]	[*]	[*]
14	[*]	[*]	[*]	29	[*]	[*]	[*]
15	[*]	[*]	[*]	30	[*]	[*]	[*]

Except as otherwise expressly provided differently elsewhere in this Agreement, the date indicated in the schedule above shall be deemed to be the last day of the month set forth in Article 5."

2. MISCELLANEOUS

The provisions of Articles 18, 19, 28, 29, 30 and 31 of the Purchase Agreement apply mutatis mutandis.  All other provisions of the Agreement that have not been specifically amended or modified by this Amendment No. 7 shall remain valid in full force and effect without any change.

COM0155-11 Amendment No. 7 to Purchase Agreement COM0188-10	Page 2 of 3

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 7 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S. A.		AIR LEASE CORPORATION

By	/s/ Paulo Cesa de Souza e Silva	By	/s/ Grant Levy
Name:	Paulo Cesa de Souza e Silva	Name:	Grant Levy
Title:	Executive Vice-President	Title:	Executive Vice President
Airline Market

By	/s/ José Luis D’Avila Molina	Date:	June 10, 2011
Name:	José Luis D’Avila Molina	Place:	Los Angeles, California,
Title:	Vice President, Contracts		USA
Airline Market

Date:	June 15, 2011
Place:	São José Campos, SP
Brazil

Witness:	/s/ Claudiana Bueno	Witness:	/s/ Isaura Melendrez

Name: Claudiana Bueno		Name: Isaura Melendrez

COM0155-11 Amendment No. 7 to Purchase Agreement COM0188-10	Page 3 of 3